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SHARES                            FIRETECTOR INC.                  PROXY NO.
                  262 Duffy Avenue, Hicksville, New York 11801

               THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Daniel S. Tamkin and Dennis P. McConnell as Proxies, each with the power to appoint his substitute and hereby authorizes them to represent and to vote, as designated below and on the reverse hereof, all shares of common stock of Firetector Inc. ("Firetector") held of record by the undersigned on August 28, 1998 at the Special meeting of stockholders of Firetector to be held on September 23, 1998 or any adjournments thereof. The undersigned hereby revokes any proxies heretofore given to vote said shares.


  1. APPROVAL OF AN AMENDMENT TO THE RESTATED CERTIFICATE OF INCORPORATION TO EFFECT A THREE (3) FOR ONE (1) REVERSE STOCK SPLIT OF THE COMPANY'S COMMON STOCK, PAR VALUE $0.001 PER SHARE.

                   [_]   FOR   [_]  AGAINST    [_]  ABSTAIN

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL.

  2. IN THEIR DISCRETION, THE PROXY IS AUTHORIZED TO VOTE UPON SUCH MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

                   [_]  FOR    [_]  AGAINST    [_]  ABSTAIN


THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2 AS THE
NAMED PROXIES CONSIDER ADVISABLE IN THEIR JUDGMENT WITH REGARD TO ANY OTHER MATTERS PROPERLY BROUGHT TO A VOTE AT THE MEETING.



                                   Please sign exactly as your
                                   name  appears  to the  left
                                   hereof.   When  signing  as
                                   corporate officer, partner,
                                   attorney,    administrator,
                                   trustee or guardian, please
                                   give  your  full  title  as
                                   such.

                                   Dated                             , 1998

                                   Authorized Signature

                                   Title